SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported)
                                December 23, 1996

    Bear Stearns Mortgage Securities Inc. (as Seller under a
    Pooling and Servicing Agreement dated as of December 1, 1996 providing for the issuance of the Mortgage Pass-Through
    Certificates, Series 1996-9)

                      BEAR STEARNS MORTGAGE SECURITIES INC.
               (Exact name of registrant as specified in charter)


      Delaware          33-62710 and 333-13617        13-3633241
   (State or other      (Commission File            (IRS Employer
   jurisdiction of      Number)                    Identification
   incorporation)                                  No.)


                    245 Park Avenue, New York, New York 10167
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (212) 272-2000


                                 Not Applicable
         (Former name or former address, if changed since last report.)
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     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits

     Exhibit No.

          1.1 Terms Agreement dated as of December 20, 1996 among the Registrant and Bear, Stearns & Co. Inc.

          4.1 Pooling and Servicing Agreement dated as of December 1, 1996 among the Registrant, ICI Funding Corporation, and Bankers Trust Company of California, N.A..

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            BEAR STEARNS MORTGAGE SECURITIES INC.
                            -------------------------------------
                                        (Registrant)


    Date: January 3, 1997      By: /s/ Joseph T. Jurkowski, Jr.
                                   ------------------------------
                                   Name: Joseph T. Jurkowski, Jr.
                                   Title:  Vice President

                                  EXHIBIT INDEX


Exhibit Number                         Description

  1.1                      Terms Agreement dated as of
                           December 20, 1996 between the
                           Registrant and Bear, Stearns & Co.
                           Inc.

  4.1                      Pooling and Servicing Agreement
                           dated as of December 1, 1996 among
                           the Registrant, ICI Funding Corporation
                           and Bankers Trust Company of
                           California, N.A.